UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
May 20, 2008

THE CHILDREN’S PLACE RETAIL STORES, INC.
(Exact Name of Registrants as Specified in Their Charters)

Delaware
(State or Other Jurisdiction of Incorporation)

0-23071	31-1241495
(Commission File Number)	(IRS Employer Identification No.)

915 Secaucus Road, Secaucus, New Jersey	07094
(Address of Principal Executive Offices)	(Zip Code)

(201) 558-2400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 22, 2008, The Children’s Place Retail Stores, Inc. (the “Company”) issued a press release containing its fiscal 2008 first quarter financial results.

A copy of the press release relating to the foregoing is attached hereto as Exhibit 99.1 and is incorporated in this Item 2.02 by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)

See Item 5.02(e) below.

(e)

In connection with the Company’s previously disclosed exit from the Disney Store business, the Company notified Ms. Poseley of its intention to terminate her employment as President, Disney Store North America, effective May 27, 2008 (the “Separation Date”).

Pursuant to Ms. Poseley’s Employment Agreement, dated July 28, 2006, as amended (the “Employment Agreement”), prior to receiving any separation benefits under the Employment Agreement, Ms. Poseley was required to execute an agreement and general release with the Company. On May 20, 2008, the Company and Ms. Poseley entered into such an agreement and general release (the “Separation Agreement”), pursuant to which Ms. Poseley agreed to release the Company from any claims or liabilities arising out of her employment.

Accordingly, Ms. Poseley is now entitled to receive a payment equal to $967,500, less legally required payroll deductions, payable in 39 monthly installments. Ms. Poseley also will receive a bonus in the amount of $322,500, less legally required payroll deductions, payable on the date the Company makes the bonus payment to other eligible named executive officers. Ms. Poseley also will receive all wages and payments for paid time off that she had accrued prior to the Separation Date.

Pursuant to the terms of the Employment Agreement, Ms. Poseley remains subject to certain confidentiality, non-disparagement, non-solicitation, and non-interference covenants until the first anniversary of the Separation Date.

The foregoing summary is qualified in its entirety by the full text of the Separation Agreement, dated May 20, 2008, which is attached to hereto as Exhibit 10.1 and incorporated in this Item 5.02 by reference, and of the Employment Agreement, a copy of which was filed on December 5, 2007, by the Company as Exhibit 10.5 to its Quarterly Report on Form 10-Q for the period ended July 29, 2006, and amendments to the Employment Agreement , copies of which were filed on April 2, 2008, by the Company as Exhibits 10.52 and 10.53 to its Annual Report on Form 10-K for the period ended February 2, 2008.

Item 9.01 Financial Statement and Exhibits.

(d)	Exhibits.

Exhibit 10.1	Agreement and General Release, dated May 20, 2008, between the Company and Tara Poseley.

Exhibit 99.1	Press release, dated May 22, 2008, issued by the Company regarding fiscal 2008 first quarter financial results.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2008
THE CHILDREN’S PLACE RETAIL STORES, INC.

	By:	/s/ Susan Riley
	Name:	Susan Riley
	Title:	Executive Vice President, Finance and Administration